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                                 EXHIBIT 10.13
               Change in Control Agreement between Registrant and
                      Ennio F. Izzo dated August 30, 1996.


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                          CHANGE IN CONTROL AGREEMENT


     This AGREEMENT is made effective as of August 30, 1996 by and between HOME BANK, F.S.B. (the "Bank"), HAVERFIELD CORPORATION (the "Company"), and Ennio F. Izzo (the "Executive").

     WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement; and

     WHEREAS, Executive has agreed to serve in the employ of the Bank.

     NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:


                             1. TERM OF AGREEMENT.
                                -----------------

     The term of this Change in Control Agreement (the "Agreement") shall be deemed to have commenced as of the date first above written and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board of Directors of the Bank (the "Board") may extend this Agreement for an additional twelve (12) months. The Board will review the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. The Board shall give notice to the Executive as soon as possible after such review as to whether the Agreement is to be extended.

                2. PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.
                   --------------------------------------------

     (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank or the Company followed at any time during the term of this Agreement by the termination of Executive's employment, other than for Cause as defined in
Section 2(c) hereof, the provisions of Section 3 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or authority, reduction in his or her annual salary, relocation of his or her principal place of employment by more than 30 miles from its location immediately prior to the Change in Control, unless any of the foregoing have been consented to by Executive.


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     (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Company shall be deemed to occur if and when (i) an offeror other than the Company purchases shares of the common stock of the Company or capital stock of the Bank pursuant to a tender or exchange offer for such shares, (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's then outstanding securities, (iii) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of such board at the end of such period, or (iv) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation.

     (c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive engaged in the conduct justifying Termination for Cause and specifying the reasons thereof. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause.

                            3. TERMINATION BENEFITS.
                               --------------------

     (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by termination of the Executive's employment due to:
(1) Executive's dismissal or (2) Executive's voluntary termination pursuant to
Section 2(a), unless such termination is due to Termination for Cause, the Bank and the Company shall pay Executive, or in the event of his or her subsequent death, his or her beneficiary or beneficiaries, or his or her estate, as the case may be, a sum equal to Executive's salary and


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bonus in effect for the immediately preceding fiscal year of the Bank. At the election of Executive, which election is to be made prior to a Change in Control, such payment shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining term of this Agreement.

     (b) Upon the occurrence of a Change in Control of the Bank or the Company followed at any time during the term of this Agreement by the Executive's termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank or Company employees on a nondiscriminatory basis. Such coverage and payments shall cease upon the expiration of twelve (12) months following the Date of Termination.

                           4. NOTICE OF TERMINATION.
                              ---------------------

     (a) Any purported termination by the Bank or by Executive in connection with a Change in Control shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute in connection with a Change in Control, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to his annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the earlier of: (1) the resolution of the dispute in accordance with this Agreement or (2) the expiration of the remaining term of this Agreement as determined as of the Date of Termination.


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                             5. SOURCE OF PAYMENTS.
                                ------------------

     It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. Further, the Company guarantees such payment and provision of all amounts and benefits due hereunder to the Executive and, if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Company.

           6. EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS.
              -----------------------------------------------------

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and the Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that the Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

     Nothing in this Agreement shall confer upon the Executive the right to continue in the employ of Bank or shall impose on the Bank any obligation to employ or retain the Executive in its employ for any period.

                                7. NO ATTACHMENT.
                                   -------------

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, the Executive, the Bank and their respective successors and assigns.

                          8. MODIFICATION AND WAIVER.
                             -----------------------

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.


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                       9. REQUIRED REGULATORY PROVISIONS.
                          ------------------------------

     (a) The Board may terminate the Executive's employment at any time, but any termination by the Board other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 2 hereinabove.

     (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. Section 1818(e)(3) or (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or 8(g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)), all
obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x)(1) of the FDIA, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
Section 1828(k) and any rules and regulations promulgated thereunder.


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                               10. SEVERABILITY.
                                   ------------

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

                        11. HEADINGS FOR REFERENCE ONLY.
                            ---------------------------

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                               12. GOVERNING LAW.
                                   -------------

     The validity, interpretation, performance, and enforcement of this Agreement shall be governed by Ohio law but only to the extent not preempted by Federal law.

                                13. ARBITRATION.
                                    -----------

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators sitting in Cleveland, Ohio, in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                           14. PAYMENT OF LEGAL FEES.
                               ---------------------

     All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.


                           15. SUCCESSOR TO THE BANK.
                               ---------------------

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank, expressly and unconditionally to assume and agree to perform the Bank's


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obligations under this Agreement, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                16. SIGNATURES.
                                    ----------

        IN WITNESS WHEREOF, Home Bank, F.S.B. and Haverfield Corporation have caused this Agreement to be executed by their duly authorized officers, and Executive has signed this Agreement, on the 30th day of August, 1996.



                                      HOME BANK, F.S.B.

                                      By: /s/ William A. Valerian
                                          --------------------------------
                                          William A. Valerian, President


                                      HAVERFIELD CORPORATION

                                      By: /s/ William A. Valerian
                                          --------------------------------
                                          William A. Valerian, President


                                      /s/ Ennio F. Izzo
                                      ------------------------------------
                                      Executive, Ennio F. Izzo




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